BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

(the “Fund”)

Supplement dated July 31, 2024 to the Bancroft Capital Shares and Cabrera Capital

Markets Shares Summary Prospectuses, Prospectuses and Statement of Additional

Information for the Fund each dated February 28, 2024, as supplemented to date

On July 30, 2024, the Board of Trustees of BlackRock Liquidity Funds on behalf of the Fund approved a proposal to terminate Bancroft Capital Shares and Cabrera Capital Markets Shares of the Fund. Neither of the terminated classes currently has any outstanding shares.

Accordingly, effective July 31, 2024, Bancroft Capital Shares and Cabrera Capital Markets Shares have each been terminated as a share class of the Fund and are no longer available for subscriptions.

Shareholders should retain this Supplement for future reference.

PR2SAI-LFTF-0724SUP